WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.


This Warrant is subject to surrender by the Purchaser to the Company and cancellation from the date hereof through JUNE 30, 2001 pursuant to the terms of
sECTION 3.3 (Call Option) OF THE SUBORDINATED NOTE RESTRUCTURING AGREEMENT DATED AS OF DECEMBER 28, 2000 BETWEEN THE COMPANY AND THE PURCHASER and is subject to further restrictions on transfer as set forth in Section 12.18 therein.



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.


                          Common Stock Purchase Warrant



3,165,396 shares of Common Stock                              December 28, 2000
                                                              -----------------



                  BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC. (the "Company"), a Delaware corporation, for value received, hereby certifies that THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Purchaser") or its registered assigns is entitled to purchase from the Company 3,165,396 duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, par value $0.00001 per share (the "Original Common Stock"), at an initial exercise price per share of $0.625, at any time or from time to time beginning September 3, 2001, and prior to 5:00 p.m., New York City time, on the later of
(i) July 23, 2008 and (ii) six months after the date the Replacement Notes are repaid in full, all subject to the terms, conditions and adjustments set forth below in this Warrant.

                  This Warrant (this "Warrant") is hereby issued in connection with the restructuring of the Company's obligations with the Purchaser pursuant to the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 (the "Original Agreement") between the Company and the Purchaser. Pursuant to the Restructuring Agreement (as defined below), the Purchaser will tender the 11.28% Senior Subordinated Notes due July 23, 2006 and Common Stock Purchase Warrants, all issued pursuant to the Original Agreement, in exchange for, among other things, this Warrant, an additional warrant (collectively referred to with this Warrant as the "Warrants") for the purchase of 8,800,000 shares of Common Stock on substantially the same terms as contained herein, shares of preferred stock of the Company ("Preferred Stock") and the Replacement Notes. The term "Replacement Notes" as used herein shall include each note delivered pursuant to any provision of the Restructuring Agreement and each note delivered in substitution or exchange for any such note pursuant to any such provision. The term "Restructuring Agreement" as used herein shall mean the Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Company and the Purchaser. Certain capitalized terms used in this Warrant are defined herein in Section 13.

                  1.       Exercise of Warrant.
                           -------------------

                           1A. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or after September 3, 2001, and prior to 5:00 p.m., New York City time, on the later of (a) July 23, 2008 and (b) six months after the date the Replacement Notes are repaid in full, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or by tender of any of the Replacement Notes or shares of Preferred Stock, in the amount obtained by multiplying (a) the number of shares of Original Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the Exercise Price. The number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to this Section 1A, by a fraction of which (a) the numerator is the Initial Exercise Price and (b) the denominator is the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2. For purposes of this Section 1A, the amount credited to the Exercise Price (i) upon the tender of Replacement Notes, shall be the aggregate outstanding principal amount of such Replacement Notes, together with all accrued and unpaid interest owing thereon, and (ii) upon the tender of shares of Preferred Stock, shall be the number of shares tendered multiplied by the Adjusted Face Value of such shares, together with any accrued and unpaid dividends owing thereon.

                           1B. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Original Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1C shall be deemed to have become the holder or holders of record thereof.

                           1C. Delivery of Stock Certificates, etc. Promptly after the exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

                           (a) a certificate or certificates for the number of
                  duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

                           (b) in case such exercise is in part only, a new
                  Warrant or Warrants of like tenor, specifying on the face or faces thereof the number of shares of Common Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1A.

                           1D. Company to Reaffirm Obligations. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

                           1E. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends (except as provided in Section 2A) on the Common Stock or Other Securities issued upon such conversion. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this
         Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

                  2.       Protection Against Dilution or Other Impairment of
                           --------------------------------------------------
                           Rights; Adjustment of Exercise Price.
                           -------------------------------------

                           2A. Issuance of Additional Shares of Common Stock.
         (a) In case the Company, at any time or from time to time after the date hereof, shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2C or 2D but excluding Additional Shares of Common Stock issued upon the exercise of Employee Options) without consideration or for a consideration per share (determined pursuant to Section 2E) less than the Market Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2H, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction,


                           (i) the numerator of which shall be (i) the number of
                  shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Market Price, and

                           (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately after such issue or sale.

For the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2C or 2D, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                  2B. Extraordinary Dividends and Distributions. In case the Company at any time or from time to time after the date hereof, shall declare, order, pay or make a dividend or other distribution in respect of Common Stock or Other Securities (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock), other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a regular periodic dividend payable in cash then, and in each such case, the Company shall hold in trust, for the benefit of the holder of this Warrant, commencing on the date such dividend or other distribution is paid to the holders of Common Stock, the securities and other property (including cash) which such holder would have received if such holder had exercised this Warrant immediately prior to the record date fixed in connection with such dividend or other distribution. The Company will pay over to the holder of this Warrant, on any date this Warrant is exercised, an amount of property held in such trust that is equal to the total amount of property held in such trust on such date multiplied by a fraction, the numerator of which is the number of shares of Common Stock issued pursuant to such exercise and the denominator of which is the total number of shares of Common Stock the holder of this Warrant was permitted to purchase upon the exercise hereof immediately prior to such exercise. Upon the expiration of this Warrant (and compliance with the immediately preceding sentence) such trust will be canceled and the property held in such trust shall be returned to the Company.

                           2C. Treatment of Options and Convertible Securities. In case the Company, at any time or from time to time after the date hereof, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided, that such Additional Shares of Common Stock shall not be deemed to have been issued (i) if such Options constitute Employee Options or (ii) unless the consideration per share (determined pursuant to Section 2E) of such shares would be less than the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (a) if an adjustment of the Exercise Price shall be
                  made upon the fixing of a record date as referred to in the first sentence of this Section 2C, no further adjustment of the Exercise Price shall be made as a result of the subsequent issue or sale of any Options or Convertible Securities for the purpose of which such record date was set;

                           (b) no further adjustment of the Exercise Price shall
                  be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                           (c) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                           (d) upon the expiration of any such Options or of the
                  rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                                    (i) in the case of Options for Common Stock
                           or in the case of Convertible Securities, the only Additional Shares of Common Stock issued or sold (or deemed issued or sold) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus
                           (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock, and

                                    (ii) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to Section 2E) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised; and

                           (e) no recomputation pursuant to subsection (c) or
                  (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount at the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

                           2D. Treatment of Stock Dividends, Stock Splits, Etc. In case the Company, at any time or from time to time after the date hereof, shall declare or pay any dividend or other distribution on any class of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or other distribution, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           2E. Computation of Consideration. For the purposes of this Warrant:

                           (a) The consideration for the issue or sale of any
                  Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,

                                    (i) insofar as it consists of cash, shall be
                           computed as the amount of cash received by the Company, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price thereof is less than the Fair Value of such consideration, then such consideration shall be computed as the Market Price of such Additional Shares of Common Stock), in each case without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or other performing similar services and any accrued interest or dividends in connection with such issue or sale, and

                                    (ii) in case Additional Shares of Common
                           Stock are issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors or the Company.

                           (b) All Additional Shares of Common Stock, Options or
                  Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

                           (c) Additional Shares of Common Stock deemed to have
                  been issued for consideration pursuant to Section 2C, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                                    (i) the total amount, if any, received and
                           receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

                                    (ii) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           2F. Adjustments for Combinations, Etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                           2G. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 2I) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis to which the standards established in the other provisions of this Warrant do not apply, the exercise rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Warrant with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holder of this Warrant against the effect of such dilution.

                           2H. Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required hereunder would be less than one percent of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of such Exercise Price; provided, that upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest .001 of a cent.

                           2I. Changes in Common Stock. In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing or in which the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system (each such transaction being herein called the "Transaction", the date on which the Transaction is first announced to the public being herein called the "Announcement Date", the date of consummation of the Transaction being herein called the "Consummation Date", the Company (in the case of a recapitalization of the Common Stock or any other such transaction in which the Company retains substantially all of its assets and survives as a corporation) or such other corporation or entity (in each other case) being herein called the "Acquiring Company", and the common stock (or equivalent equity interest) of the Acquiring Company being herein called the "Acquirer's Common Stock", except that if the Acquiring Company shall not meet the requirements set forth in subsections (d), (e) and (f) below and a corporation which directly or indirectly controls the Acquiring Company (a "Parent") meets such requirements, "Acquiring Company" shall refer to such Parent and "Acquirer's Common Stock" shall refer to such Parent's common stock (or equivalent equity interests)) then, as a condition of the consummation of the Transaction, lawful and adequate provisions (in form satisfactory to the Required Holders) shall be made so that the holder of this Warrant, upon the exercise thereof at any time on or after the Consummation Date (but subject, in the case of an election pursuant to subsection (b) or (c) below, to the time limitation hereinafter provided for such election) shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, either:

                           (a) shares of the Acquirer's Common Stock at an
                  Exercise Price per share equal to the Exercise Price in effect immediately prior to the Consummation Date multiplied by a fraction the numerator of which is the Market Price per share of the Acquirer's Common Stock determined as of the Consummation Date and the denominator of which is the Market Price per share of the Common Stock determined as of the Consummation Date (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this Warrant); or

                           (b) at the election of the holder of this Warrant
                  pursuant to notice given to the Company within six months after the Consummation Date, either (i) the greatest amount of cash, securities or other property given to any shareholder in consideration for any share of Common Stock at any time during the period from and after the Announcement Date to and including the Consummation Date by the Acquiring Company, the Company or any Affiliate of either thereof, or (ii) an amount in cash equal to the product obtained by multiplying (x) the number of shares of the Acquirer's Common Stock purchasable upon the exercise or conversion of such Warrant as shall result from adjustments thereto that would have been required pursuant to subsection (a) above times (y) the Market Price per share for the Acquirer's Common Stock, determined as of the day within the period from and after the Announcement Date to and including the Consummation Date for which the amount determined as provided in the definition of Market Price shall have been the greatest; or

                           (c) if neither the Acquiring Company nor the Parent
                  meets the requirements set forth in subsections (d), (e) and
                  (f) below, at the election of the holder of this Warrant pursuant to notice given to the Company within six months after the Consummation Date, within 30 days after such election, in full satisfaction of the exercise rights afforded under this Warrant to the holder thereof, an amount equal to the Fair Value of such exercise rights, such Fair Value to be determined with regard to all material relevant factors but without regard to any negative effects on such value of the Transaction.

         The Company agrees to obtain, and deliver to each holder of Warrants a copy of the determination of an independent investment banker (selected by the Required Holders with the approval of the Company) necessary to permit elections under subsection (c) above within 15 days after the Consummation Date of any Transaction to which subsection (c) is applicable.

                           The requirements referred to above in the case of the Acquiring Company or its Parent are that immediately after the Consummation Date:

                           (d) it is a solvent corporation organized under the
                  laws of any State of the United States of America having its common stock listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system, and such common stock continues to meet such requirements for such listing or quotation,

                           (e) it is required to file, and in each of its three
                  fiscal years immediately preceding the Consummation Date has filed, reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and

                           (f) in the case of the Parent, such Parent is
                  required to include the Acquiring Company in the consolidated financial statements contained in the Parent's Annual Report on Form 10-K as filed with the Commission and is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

         Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.

                           2J. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of the Warrants and the issuance of shares of Common Stock issuable upon exercise of the Warrants or upon the conversion of shares of the Company's Series F Convertible Senior Preferred Stock and Series G Cumulative Convertible Preferred Stock.

                           2K. Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate' stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2K.

                           2L. Other Notices. In case at any time:

                           (a) the Company shall declare to the holders of
                  Common Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

                           (b) the Company shall declare or pay any dividend
                  upon Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of Common Stock;

                           (c) the Company shall offer for subscription pro rata
                  to the holders of Common Stock any additional shares of stock of any class or other rights;

                           (d) there shall be any capital reorganization, or
                  reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

                           (e) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company;

                           (f) there shall be made any tender offer for any
                  shares of capital stock of the Company; or

                           (g) there shall be any other Transaction;

         then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least 15 days prior to any event referred to in subsection (a) or (b) above, at least 30 days prior to any event referred to in subsection (c), (d) or (e) above, and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

                           2M. Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

                           2N. Prohibition of Certain Actions. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company
         (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate or articles of incorporation and available for the purpose of issue upon such conversion, and (d) will not issue any capital stock of any class which has the right to more than one vote per share or any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage (or floating rate related to market yields) of par value or stated value in respect of participation in dividends and a fixed sum or percentage of par value or stated value in any such distribution of assets.

                  3. Stock to be Reserved. The Company will at all times reserve and keep available out of the authorized Common Stock, solely for the purpose of issue upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

                  4. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants require registration with or approval of any governmental authority under any Federal or State law (other than the Securities Act, registration under which is governed by the Registration Rights Agreement), before such shares may be issued upon the exercise thereof, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in force if required by the Registration Rights Agreement and subject to the conditions stated in such agreement. At any such time as the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National Market or any successor thereto or any comparable system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or quoting by the Nasdaq National Market or such successor thereto or comparable system, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

                  5. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereto.

                  6. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

                  7. No Rights or Liabilities as Stockholders. This Warrant shall not entitle the holder thereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Common Stock issuable upon such conversion, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

                  8. Restrictive Legends. (a) Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8 shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

                  (b) Except as otherwise permitted by this Section 8, until June 30, 2001, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant is subject to surrender by the Purchaser to the Company and cancellation from the date hereof through June 30, 2001 pursuant to the terms of Section 3.3 (Call Option) of the Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Company and the Purchaser."

                  (c) Except as otherwise permitted by this Section 8, (a) each certificate for Original Common Stock (or Other Securities) issued upon the exercise of any Warrant, and (b) each certificate issued upon the direct or indirect transfer of any such Original Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

                  (d) The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (ii) sold pursuant to Rule 144 or any comparable rule under the Securities Act, (iii) transferred to a limited number of "qualified institutional buyers" (as such term is defined in Rule 144A under the Securities Act), each of which shall have represented in writing that it is acquiring such Restricted Securities for investment and not with a view to the disposition thereof, or (iv) when, in the opinion (which opinion must be reasonably satisfactory to the Company and its securities counsel) of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act. The Company will pay the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered pursuant to this Section 8.

                  9. Availability of Information. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

                  10. Information Required By Rule 144A. The Company will, upon the request of the holder of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

                  11. Registration Rights Agreement; Participation Rights Agreement. The holder of this Warrant and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement and the Participation Rights Agreement.

                  12. Ownership, Transfer and Substitution of Warrants.

                           12A. Ownership of Warrants. Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary except that, if and when any Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the Company to the contrary. Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                           12B. Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                           12C. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor reasonably satisfactory to the Company, upon delivery of its unsecured indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  13. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                           "Acquirer's Common Stock" shall have the meaning specified in Section 2I.

                           "Acquiring Company" shall have the meaning specified in Section 2I.

                           "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2C or 2D deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued upon the exercise or partial exercise of the Warrants, and (ii) shares of Common Stock issued upon the exercise or partial exercise of the Existing Warrants and the Existing Options.

                           "Adjusted Face Value" shall mean, for any share of Preferred Stock, the face value ($100.00) denominated thereon, subject to adjustment for stock splits, stock dividends, reorganization, reclassification or similar events.

                           "Announcement Date" shall have the meaning specified in Section 2I.

                           "Business Day" shall mean any day on which banks are open for business in New York City (other than a Saturday, a Sunday or a legal holiday in the States of New York or New Jersey), provided, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                           "Commission" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

                           "Common Stock" shall mean the Original Common Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                           "Company" shall mean Boots & Coots International Well Control, Inc.

                           "Consummation Date" shall have the meaning specified in Section 2I.

                           "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           "Employee Options" shall mean Options that are granted after the date hereof to employees of the Company and its Subsidiaries for not more than 2,000,000 shares of Common Stock in the aggregate (appropriately adjusted for stock splits, reverse stock splits, reclassifications and the like and with shares in respect of Options that have expired without having been exercised being excluded from the calculation of such aggregate number of shares from and after such expiration) and that have an exercise price that is not less than 90% of the Market Price in effect on the date of and immediately prior to such grant.

                           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                           "Exercise Price" shall have the meaning specified in
         Section 1A.

                           "Existing Options" shall mean the Common Stock purchase options outstanding on the date hereof and disclosed in
         Section 9.9 of the Restructuring Agreement.

                           "Existing Warrants" shall mean the Common Stock purchase warrants outstanding on the date hereof and disclosed in
         Section 9.9 of the Restructuring Agreement.

                           "Fair Value" shall mean with respect to any securities or other property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by agreement between the Company and the Required Holders, or (b) if the Company and the Required Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Required Holders, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Required Holders shall fail so to retain an independent investment banking firm within ten Business Days of the retention of such a firm by the Required Holders or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company chosen by the first two such firms.

                           "Initial Exercise Price" shall mean the $0.625 per share Exercise Price specified in the introductory paragraph hereof.

                           "Market Price" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date, in each case or, if no such sale takes place on such date, the average of the reported closing bid and asked prices thereof on such date as quoted in the Nasdaq National Market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interest), as the case may be, are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the Fair Value thereof; and (b) with respect to any other securities, the Fair Value thereof.

                           "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                           "Options" shall mean rights, options or warrants, other than Existing Options and Existing Warrants, to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           "Original Agreement" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Original Common Stock" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Original Warrant" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Other Securities" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2I or otherwise.

                           "Parent" shall have the meaning specified in Section 2I.

                           "Participation Rights Agreement" shall mean that certain Participation Rights Agreement dated July 23, 1998 by and among the Purchaser, the Company and certain holders of the Company's Common Stock who are parties thereto, as amended on the date hereof.

                           "Person" shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                           "Preferred Stock" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Purchaser" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Registration Rights Agreement" shall mean the Registration Rights Agreement dated July 23, 1998 by and between the Company and the Purchaser, as amended on the date hereof.

                           "Restructuring Agreement" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Replacement Notes" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Required Holders" shall mean the holders of at least 66 2/3% of all the Warrants at the time outstanding, determined on the basis of the number of shares of Common Stock then purchasable upon the exercise of all Warrants then outstanding.

                           "Restricted Securities" shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Original Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Original Common Stock (or other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                           "Securities Act" shall mean the Securities Act of 1933, as amended.

                           "Transaction" shall have the meaning specified in
         Section 2I.

                           "Warrant" shall have the meaning specified in the opening paragraphs of this Warrant.

                  14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  15. Notices. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to any holder of any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (b) if to the Company, at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, Attention: Chief Financial Officer, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Warrants at the time outstanding; provided, that the exercise of any Warrant shall be effected only in the manner provided in Section 1.

                  16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                                 BOOTS & COOTS INTERNATIONAL
                                 WELL CONTROL, INC.

                                 By:/s/ Larry H. Ramming
                                    ------------------------------
                                    Larry H. Ramming, Chairman and
                                    Chief Executive Officer

                              FORM OF SUBSCRIPTION
                              --------------------
                 (To be executed only upon exercise of Warrant)


To BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                  The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for and purchases thereunder, ___________ (1) shares of Original Common Stock of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., and herewith makes payment of $____________ therefor , and requests that the certificates for such shares be issued in the name of, and delivered to__________________________ whose address is_________________________________.

Dated:__________________________




                        -------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of this Warrant)


                        -------------------------------------------------------
                                          (Street Address)

                        -------------------------------------------------------
                        (City)                 (State)               (Zip Code)









--------
1 Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

                               FORM OF ASSIGNMENT
                               ------------------
                 (To be executed only upon transfer of Warrant)



         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ___________________________ the right represented by such Warrant to purchase ______________________(2) shares of Original Common Stock of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., to which such Warrant relates, and; appoints ________________________ Attorney to make such transfer on the books of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., maintained for such purpose, with full power of substitution in the premises.

Dated:
       -----------------------------





                        -------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of this Warrant)


                        -------------------------------------------------------
                                          (Street Address)

                        -------------------------------------------------------
                        (City)                 (State)               (Zip Code)


Signed in the presence of:

___________________________








----------
2 Insert here the number of shares called for on the face of the within Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the within Warrant, may be delivered upon exercise. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the portion of the within Warrant not being assigned, to the holder assigning the same.

                                     WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.


This Warrant is subject to surrender by the Purchaser to the Company and cancellation from the date hereof through JUNE 30, 2001 pursuant to the terms of
sECTION 3.3 (Call Option) OF THE SUBORDINATED NOTE RESTRUCTURING AGREEMENT DATED AS OF DECEMBER 28, 2000 BETWEEN THE COMPANY AND THE PURCHASER AND IS SUBJECT TO FURTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN SECTION 12.18 THEREIN.



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.


                          Common Stock Purchase Warrant



8,800,000 shares of Common Stock                              December 28, 2000
                                                              -----------------



                  BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC. (the "Company"), a Delaware corporation, for value received, hereby certifies that THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Purchaser") or its registered assigns is entitled to purchase from the Company 8,800,000 duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, par value $0.00001 per share (the "Original Common Stock"), at an initial exercise price per share of $0.625, at any time or from time to time beginning September 3, 2001, and prior to 5:00 p.m., New York City time, on the later of
(i) July 23, 2008 and (ii) six months after the date the Replacement Notes are repaid in full, all subject to the terms, conditions and adjustments set forth below in this Warrant.

                  This Warrant (this "Warrant") is hereby issued in connection with the restructuring of the Company's obligations with the Purchaser pursuant to the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 (the "Original Agreement") between the Company and the Purchaser. Pursuant to the Restructuring Agreement (as defined below), the Purchaser will tender the 11.28% Senior Subordinated Notes due July 23, 2006 and Common Stock Purchase Warrants, all issued pursuant to the Original Agreement, in exchange for, among other things, this Warrant, an additional warrant (collectively referred to with this Warrant as the "Warrants") for the purchase of 3,165,396 shares of Common Stock on substantially the same terms as contained herein, shares of preferred stock of the Company ("Preferred Stock") and the Replacement Notes. The term "Replacement Notes" as used herein shall include each note delivered pursuant to any provision of the Restructuring Agreement and each note delivered in substitution or exchange for any such note pursuant to any such provision. The term "Restructuring Agreement" as used herein shall mean the Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Company and the Purchaser. Certain capitalized terms used in this Warrant are defined herein in Section 13.

                  1.       Exercise of Warrant.
                           -------------------

                           1A. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or after September 3, 2001, and prior to 5:00 p.m., New York City time, on the later of (a) July 23, 2008 and (b) six months after the date the Replacement Notes are repaid in full, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or by tender of any of the Replacement Notes or shares of Preferred Stock, in the amount obtained by multiplying (a) the number of shares of Original Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the Exercise Price. The number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to this Section 1A, by a fraction of which (a) the numerator is the Initial Exercise Price and (b) the denominator is the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be the Initial Exercise Price per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2. For purposes of this Section 1A, the amount credited to the Exercise Price (i) upon the tender of Replacement Notes, shall be the aggregate outstanding principal amount of such Replacement Notes, together with all accrued and unpaid interest owing thereon, and (ii) upon the tender of shares of Preferred Stock, shall be the number of shares tendered multiplied by the Adjusted Face Value of such shares, together with any accrued and unpaid dividends owing thereon.

                           1B. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Original Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1C shall be deemed to have become the holder or holders of record thereof.

                           1C. Delivery of Stock Certificates, etc. Promptly after the exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

                           (a) a certificate or certificates for the number of
                  duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

                           (b) in case such exercise is in part only, a new
                  Warrant or Warrants of like tenor, specifying on the face or faces thereof the number of shares of Common Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1A.

                           1D. Company to Reaffirm Obligations. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

                           1E. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends (except as provided in Section 2A) on the Common Stock or Other Securities issued upon such conversion. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this
         Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

         2.       Protection Against Dilution or Other Impairment of Rights;
                  ----------------------------------------------------------
                  Adjustment of Exercise Price.
                  -----------------------------

                  2A. Issuance of Additional Shares of Common Stock. (a) In case the Company, at any time or from time to time after the date hereof, shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2C or 2D but excluding Additional Shares of Common Stock issued upon exercise of Employee Options) without consideration or for a consideration per share (determined pursuant to Section
2E) less than the Market Price in effect on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2H, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction,


                           (i) the numerator of which shall be (i) the number of
                  shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Market Price, and

                           (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately after such issue or sale.

For the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2C or 2D, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                  2B. Extraordinary Dividends and Distributions. In case the Company at any time or from time to time after the date hereof, shall declare, order, pay or make a dividend or other distribution in respect of Common Stock or Other Securities (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock), other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a regular periodic dividend payable in cash then, and in each such case, the Company shall hold in trust, for the benefit of the holder of this Warrant, commencing on the date such dividend or other distribution is paid to the holders of Common Stock, the securities and other property (including cash) which such holder would have received if such holder had exercised this Warrant immediately prior to the record date fixed in connection with such dividend or other distribution. The Company will pay over to the holder of this Warrant, on any date this Warrant is exercised, an amount of property held in such trust that is equal to the total amount of property held in such trust on such date multiplied by a fraction, the numerator of which is the number of shares of Common Stock issued pursuant to such exercise and the denominator of which is the total number of shares of Common Stock the holder of this Warrant was permitted to purchase upon the exercise hereof immediately prior to such exercise. Upon the expiration of this Warrant (and compliance with the immediately preceding sentence) such trust will be canceled and the property held in such trust shall be returned to the Company.

                           2C. Treatment of Options and Convertible Securities. In case the Company, at any time or from time to time after the date hereof, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided, that such Additional Shares of Common Stock shall not be deemed to have been issued (i) if such Options constitute Employee Options or (ii) unless the consideration per share (determined pursuant to Section 2E) of such shares would be less than the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

                           (a) if an adjustment of the Exercise Price shall be
                  made upon the fixing of a record date as referred to in the first sentence of this Section 2C, no further adjustment of the Exercise Price shall be made as a result of the subsequent issue or sale of any Options or Convertible Securities for the purpose of which such record date was set;

                           (b) no further adjustment of the Exercise Price shall
                  be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                           (c) if such Options or Convertible Securities by
                  their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                           (d) upon the expiration of any such Options or of the
                  rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                                    (i) in the case of Options for Common Stock
                           or in the case of Convertible Securities, the only Additional Shares of Common Stock issued or sold (or deemed issued or sold) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus
                           (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock, and

                                    (ii) in the case of Options for Convertible
                           Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to Section 2E) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised; and

                           (e) no recomputation pursuant to subsection (c) or
                  (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount at the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

                           2D. Treatment of Stock Dividends, Stock Splits, Etc. In case the Company, at any time or from time to time after the date hereof, shall declare or pay any dividend or other distribution on any class of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or other distribution, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                           2E. Computation of Consideration. For the purposes of this Warrant:

                           (a) The consideration for the issue or sale of any
                  Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,

                                    (i) insofar as it consists of cash, shall be
                           computed as the amount of cash received by the Company, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price thereof is less than the Fair Value of such consideration, then such consideration shall be computed as the Market Price of such Additional Shares of Common Stock), in each case without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or other performing similar services and any accrued interest or dividends in connection with such issue or sale, and

                                    (ii) in case Additional Shares of Common
                           Stock are issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors or the Company.

                           (b) All Additional Shares of Common Stock, Options or
                  Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

                           (c) Additional Shares of Common Stock deemed to have
                  been issued for consideration pursuant to Section 2C, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                                    (i) the total amount, if any, received and
                           receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

                                    (ii) the maximum number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           2F. Adjustments for Combinations, Etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                           2G. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 2I) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis to which the standards established in the other provisions of this Warrant do not apply, the exercise rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Warrant with respect to the Exercise Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holder of this Warrant against the effect of such dilution.

                           2H. Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required hereunder would be less than one percent of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of such Exercise Price; provided, that upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest .001 of a cent.

                           2I. Changes in Common Stock. In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing or in which the Common Stock ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system (each such transaction being herein called the "Transaction", the date on which the Transaction is first announced to the public being herein called the "Announcement Date", the date of consummation of the Transaction being herein called the "Consummation Date", the Company (in the case of a recapitalization of the Common Stock or any other such transaction in which the Company retains substantially all of its assets and survives as a corporation) or such other corporation or entity (in each other case) being herein called the "Acquiring Company", and the common stock (or equivalent equity interest) of the Acquiring Company being herein called the "Acquirer's Common Stock", except that if the Acquiring Company shall not meet the requirements set forth in subsections (d), (e) and (f) below and a corporation which directly or indirectly controls the Acquiring Company (a "Parent") meets such requirements, "Acquiring Company" shall refer to such Parent and "Acquirer's Common Stock" shall refer to such Parent's common stock (or equivalent equity interests)) then, as a condition of the consummation of the Transaction, lawful and adequate provisions (in form satisfactory to the Required Holders) shall be made so that the holder of this Warrant, upon the exercise thereof at any time on or after the Consummation Date (but subject, in the case of an election pursuant to subsection (b) or (c) below, to the time limitation hereinafter provided for such election) shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, either:

                           (a) shares of the Acquirer's Common Stock at an
                  Exercise Price per share equal to the Exercise Price in effect immediately prior to the Consummation Date multiplied by a fraction the numerator of which is the Market Price per share of the Acquirer's Common Stock determined as of the Consummation Date and the denominator of which is the Market Price per share of the Common Stock determined as of the Consummation Date (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustments provided for in this Warrant); or

                           (b) at the election of the holder of this Warrant
                  pursuant to notice given to the Company within six months after the Consummation Date, either (i) the greatest amount of cash, securities or other property given to any shareholder in consideration for any share of Common Stock at any time during the period from and after the Announcement Date to and including the Consummation Date by the Acquiring Company, the Company or any Affiliate of either thereof, or (ii) an amount in cash equal to the product obtained by multiplying (x) the number of shares of the Acquirer's Common Stock purchasable upon the exercise or conversion of such Warrant as shall result from adjustments thereto that would have been required pursuant to subsection (a) above times (y) the Market Price per share for the Acquirer's Common Stock, determined as of the day within the period from and after the Announcement Date to and including the Consummation Date for which the amount determined as provided in the definition of Market Price shall have been the greatest; or

                           (c) if neither the Acquiring Company nor the Parent
                  meets the requirements set forth in subsections (d), (e) and
                  (f) below, at the election of the holder of this Warrant pursuant to notice given to the Company within six months after the Consummation Date, within 30 days after such election, in full satisfaction of the exercise rights afforded under this Warrant to the holder thereof, an amount equal to the Fair Value of such exercise rights, such Fair Value to be determined with regard to all material relevant factors but without regard to any negative effects on such value of the Transaction.

         The Company agrees to obtain, and deliver to each holder of Warrants a copy of the determination of an independent investment banker (selected by the Required Holders with the approval of the Company) necessary to permit elections under subsection (c) above within 15 days after the Consummation Date of any Transaction to which subsection (c) is applicable.

                           The requirements referred to above in the case of the Acquiring Company or its Parent are that immediately after the Consummation Date:

                           (d) it is a solvent corporation organized under the
                  laws of any State of the United States of America having its common stock listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system, and such common stock continues to meet such requirements for such listing or quotation,

                           (e) it is required to file, and in each of its three
                  fiscal years immediately preceding the Consummation Date has filed, reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and

                           (f) in the case of the Parent, such Parent is
                  required to include the Acquiring Company in the consolidated financial statements contained in the Parent's Annual Report on Form 10-K as filed with the Commission and is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

         Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.

                           2J. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of the issuance of the Warrants and the issuance of shares of Common Stock issuable upon exercise of the Warrants or upon the conversion of shares of the Company's Series F Convertible Senior Preferred Stock and Series G Cumulative Convertible Preferred Stock.

                           2K. Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate' stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2K.

                           2L. Other Notices. In case at any time:

                           (a) the Company shall declare to the holders of
                  Common Stock any dividend other than a regular periodic cash dividend or any periodic cash dividend in excess of 115% of the cash dividend for the comparable fiscal period in the immediately preceding fiscal year;

                           (b) the Company shall declare or pay any dividend
                  upon Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of Common Stock;

                           (c) the Company shall offer for subscription pro rata
                  to the holders of Common Stock any additional shares of stock of any class or other rights;

                           (d) there shall be any capital reorganization, or
                  reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

                           (e) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company;

                           (f) there shall be made any tender offer for any
                  shares of capital stock of the Company; or

                           (g) there shall be any other Transaction;

         then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least 15 days prior to any event referred to in subsection (a) or (b) above, at least 30 days prior to any event referred to in subsection (c), (d) or (e) above, and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

                           2M. Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

                           2N. Prohibition of Certain Actions. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company
         (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate or articles of incorporation and available for the purpose of issue upon such conversion, and (d) will not issue any capital stock of any class which has the right to more than one vote per share or any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage (or floating rate related to market yields) of par value or stated value in respect of participation in dividends and a fixed sum or percentage of par value or stated value in any such distribution of assets.

                  3. Stock to be Reserved. The Company will at all times reserve and keep available out of the authorized Common Stock, solely for the purpose of issue upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

                  4. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants require registration with or approval of any governmental authority under any Federal or State law (other than the Securities Act, registration under which is governed by the Registration Rights Agreement), before such shares may be issued upon the exercise thereof, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in force if required by the Registration Rights Agreement and subject to the conditions stated in such agreement. At any such time as the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National Market or any successor thereto or any comparable system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or quoting by the Nasdaq National Market or such successor thereto or comparable system, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

                  5. Issue Tax. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereto.

                  6. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

                  7. No Rights or Liabilities as Stockholders. This Warrant shall not entitle the holder thereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Common Stock issuable upon such conversion, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

                  8. Restrictive Legends. (a) Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8 shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

                  (b) Except as otherwise permitted by this Section 8, until June 30, 2001, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant is subject to surrender by the Purchaser to the Company and cancellation from the date hereof through June 30, 2001 pursuant to the terms of Section 3.3 (Call Option) of the Subordinated Note Restructuring Agreement dated as of December 28, 2000 between the Company and the Purchaser."

                  (c) Except as otherwise permitted by this Section 8, (a) each certificate for Original Common Stock (or Other Securities) issued upon the exercise of any Warrant, and (b) each certificate issued upon the direct or indirect transfer of any such Original Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

                  (d) The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (ii) sold pursuant to Rule 144 or any comparable rule under the Securities Act, (iii) transferred to a limited number of "qualified institutional buyers" (as such term is defined in Rule 144A under the Securities Act), each of which shall have represented in writing that it is acquiring such Restricted Securities for investment and not with a view to the disposition thereof, or (iv) when, in the opinion (which opinion must be reasonably satisfactory to the Company and its securities counsel) of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act. The Company will pay the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered pursuant to this Section 8.

                  9. Availability of Information. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

                  10. Information Required By Rule 144A. The Company will, upon the request of the holder of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

                  11. Registration Rights Agreement; Participation Rights Agreement. The holder of this Warrant and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement and the Participation Rights Agreement.

                  12. Ownership, Transfer and Substitution of Warrants.

                           12A. Ownership of Warrants. Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary except that, if and when any Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the Company to the contrary. Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                           12B. Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                           12C. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor reasonably satisfactory to the Company, upon delivery of its unsecured indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  13. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                           "Acquirer's Common Stock" shall have the meaning specified in Section 2I.

                           "Acquiring Company" shall have the meaning specified in Section 2I.

                           "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2C or 2D deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued upon the exercise or partial exercise of the Warrants, and (ii) shares of Common Stock issued upon the exercise or partial exercise of the Existing Warrants and the Existing Options.

                           "Adjusted Face Value" shall mean, for any share of Preferred Stock, the face value ($100.00) denominated thereon, subject to adjustment for stock splits, stock dividends, reorganization, reclassification or similar events.

                           "Announcement Date" shall have the meaning specified in Section 2I.

                           "Business Day" shall mean any day on which banks are open for business in New York City (other than a Saturday, a Sunday or a legal holiday in the States of New York or New Jersey), provided, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

                           "Commission" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

                           "Common Stock" shall mean the Original Common Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                           "Company" shall mean Boots & Coots International Well Control, Inc.

                           "Consummation Date" shall have the meaning specified in Section 2I.

                           "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                           "Employee Options" shall mean Options that are granted after the date hereof to employees of the Company and its Subsidiaries for not more than 2,000,000 shares of Common Stock in the aggregate (appropriately adjusted for stock splits, reverse stock splits, reclassifications and the like and with shares in respect of Options that have expired without having been exercised being excluded from the calculation of such aggregate number of shares from and after such expiration) and that have an exercise price that is not less than 90% of the Market Price in effect on the date of and immediately prior to such grant.

                           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                           "Exercise Price" shall have the meaning specified in
         Section 1A.

                           "Existing Options" shall mean the Common Stock purchase options outstanding on the date hereof and disclosed in
         Section 9.9 of the Restructuring Agreement.

                           "Existing Warrants" shall mean the Common Stock purchase warrants outstanding on the date hereof and disclosed in
         Section 9.9 of the Restructuring Agreement.

                           "Fair Value" shall mean with respect to any securities or other property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by agreement between the Company and the Required Holders, or (b) if the Company and the Required Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Required Holders, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Required Holders shall fail so to retain an independent investment banking firm within ten Business Days of the retention of such a firm by the Required Holders or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company chosen by the first two such firms.

                           "Initial Exercise Price" shall mean the $0.625 per share Exercise Price specified in the introductory paragraph hereof.

                           "Market Price" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date, in each case or, if no such sale takes place on such date, the average of the reported closing bid and asked prices thereof on such date as quoted in the Nasdaq National Market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interest), as the case may be, are then quoted in the Nasdaq National Market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the Fair Value thereof; and (b) with respect to any other securities, the Fair Value thereof.

                           "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                           "Options" shall mean rights, options or warrants, other than Existing Options and Existing Warrants, to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                           "Original Agreement" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Original Common Stock" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Original Warrant" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Other Securities" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2I or otherwise.

                           "Parent" shall have the meaning specified in Section 2I.

                           "Participation Rights Agreement" shall mean that certain Participation Rights Agreement dated July 23, 1998 by and among the Purchaser, the Company and certain holders of the Company's Common Stock who are parties thereto, as amended on the date hereof.

                           "Person" shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

                           "Preferred Stock" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Purchaser" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Registration Rights Agreement" shall mean the Registration Rights Agreement dated July 23, 1998 by and between the Company and the Purchaser, as amended on the date hereof.

                           "Restructuring Agreement" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Replacement Notes" shall have the meaning specified in the opening paragraphs of this Warrant.

                           "Required Holders" shall mean the holders of at least 66 2/3% of all the Warrants at the time outstanding, determined on the basis of the number of shares of Common Stock then purchasable upon the exercise of all Warrants then outstanding.

                           "Restricted Securities" shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Original Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Original Common Stock (or other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                           "Securities Act" shall mean the Securities Act of 1933, as amended.

                           "Transaction" shall have the meaning specified in
         Section 2I.

                           "Warrant" shall have the meaning specified in the opening paragraphs of this Warrant.

                  14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  15. Notices. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to any holder of any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (b) if to the Company, at 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, Attention: Chief Financial Officer, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Warrants at the time outstanding; provided, that the exercise of any Warrant shall be effected only in the manner provided in Section 1.

                  16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                                  BOOTS & COOTS INTERNATIONAL
                                  WELL CONTROL, INC.

                                  By:/s/ Larry H. Ramming
                                     ------------------------------
                                     Larry H. Ramming, Chairman and
                                     Chief Executive Officer

                              FORM OF SUBSCRIPTION
                              --------------------
                 (To be executed only upon exercise of Warrant)


To BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                  The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for and purchases thereunder, ___________ (1) shares of Original Common Stock of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., and herewith makes payment of $_____________ therefor , and requests that the certificates for such shares be issued in the name of, and delivered to________________________ whose address is __________________________________.


Dated:__________________________




                        -------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of this Warrant)


                        -------------------------------------------------------
                                          (Street Address)

                        -------------------------------------------------------
                        (City)                 (State)               (Zip Code)






--------
1 Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

                               FORM OF ASSIGNMENT
                               ------------------
                 (To be executed only upon transfer of Warrant)



         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ___________________________ the right represented by such Warrant to purchase ______________________ (2) shares of Original Common Stock of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., to which such Warrant relates, and; appoints ________________________ Attorney to make such transfer on the books of BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., maintained for such purpose, with full power of substitution in the premises.

Dated:
       -----------------------------





                        -------------------------------------------------------
                        (Signature must conform in all respects to name of holder as specified on the face of this Warrant)


                        -------------------------------------------------------
                                          (Street Address)

                        -------------------------------------------------------
                        (City)                 (State)               (Zip Code)



Signed in the presence of:

__________________________







----------
2 Insert here the number of shares called for on the face of the within Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the within Warrant, may be delivered upon exercise. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the portion of the within Warrant not being assigned, to the holder assigning the same.